                                  EXHIBIT 10.27

                        AMENDMENT TO EMPLOYMENT AGREEMENT

     This amendment to Employment Agreement (the "Amendment") is entered into as of June 11, 1997 by and between Ram Banin (the "Employee") and TCSI Corporation, a Nevada corporation (the "Employer"). The Amendment is an amendment to the Employment Agreement dated as of May 11, 1992 by and between Employee and Teknekron Communications Systems, Inc. Employer's predecessor (the "1992 Agreement").

AMENDMENT. Except as herein amended, all of the terms and conditions of the 1992 Agreement remain in full force and effect.

TERM OF EMPLOYMENT. Paragraph 2 of the 1992 Agreement is deleted in its entirety and replaced with the following:

     2. TERM OF EMPLOYMENT. The employment relationship between Employee and Employer may be terminated by either party at any time, with or without cause, upon thirty (30) days written notice, subject to the terms of paragraph 15.

THE FOLLOWING PARAGRAPHS ARE ADDED TO THE 1992 AGREEMENT:

     14.  CHANGE OF CONTROL.

          (a) In the event of a change in control of Employer, as defined immediately below, all Employee's options shall be deemed exercisable vested options, regardless of their vesting date, prior to the consummation of such transaction. Moreover, Employee shall be entitled to any other acceleration of stock vesting and no less favorable terms respecting any acceleration of vesting than granted to any other executive of Employer.

          (b) A "change in control of Employer" shall mean: a merger transaction or sale of stock by existing shareholders of Employer to a single purchaser or group of affiliated purchasers, as a result of either of which actions shareholders of Employer's voting capital stock immediately prior to such transaction do not own at least a majority of the outstanding shares (or other equivalent evidence of ownership) immediately following such transaction; or, a sale of all or substantially all of Employer's assets to a third party.

     15.  TERMINATION OF EMPLOYMENT

          (a) TERMINATION BY EMPLOYER WITH CAUSE. In the event Employer terminates Employee's employment for cause, all compensation and benefits under the 1992 Agreement as hereby amended shall cease. Cause is defined as:

               (i) the willful and continued failure by Employee to substantially perform his duties hereunder, after demand therefor is delivered by the Employer in writing; or

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               (ii) the willful engaging by Employee in misconduct which is materially injurious to the Employer.

               (iii) No act or failure to act by Employee shall be considered "willful" unless done or omitted by him in bad faith and without reasonable belief that his action or omission was in the best interest of Employer.

          (b) TERMINATION BY EMPLOYER WITHOUT CAUSE. In the event Employer terminates Employee without cause, as cause is above defined, Employer shall continue Employee's salary and target bonus, benefits, stock option grants and vesting for a period of one (1) year.

          (c) TERMINATION BY EMPLOYEE. A termination by Employee shall be deemed a "termination without cause" and the provisions of sub-paragraph 15(b) above shall apply should Employee terminate his employment for any of the following reasons after providing (30) days written notice to Employer:

               (i) if there occurs a change in control of Employer (as defined above); or

               (ii) if there has been a failure by the Employer to comply with any material provision of the 1992 Agreement as hereby amended, which has not been cured with ten (10) days after notice thereof

               (iii) if there is a change in the place of employment beyond the San Francisco Bay Area

               (iv) if there is material reduction in the Employee's base salary, bonus, benefits or responsibilities.

     16.  ARBITRATION.   Any controversy between Employer and Employee arising
          under or in connection with the 1992 Agreement, as hereby amended, shall on the written request of either party served on the other, be submitted to final and binding arbitration and judgment on the award rendered by the arbitrator may be entered in any court having jurisdiction. arbitration shall comply and be governed by the provisions of the Employment Arbitration Rules of the American Arbitration Association. The cost of arbitration and reasonable attorney fees of the prevailing party in any such arbitration shall be borne by the losing party.

     17. ATTORNEY FEES AND COSTS. If any arbitration or action at law or in equity is necessary to enforce or interpret the terms of the 1992 Agreement, as hereby amended, the prevailing party shall be entitled to reasonable attorneys' fees and costs in addition to any other relief to which that party may be entitled. This provision shall be construed as applicable to the entire contract.

     TCSI Corporation                          Ram Banin
     /s/ John C. Bolger                        /s/ Ram A. Banin
     -------------------------------           ----------------------------
     By:  Chairman
     Its: Compensation Committee


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Teknekron Communications Systems

--------------------------------------------------------------------------------
                             EMPLOYMENT AGREEMENT
--------------------------------------------------------------------------------

THIS EMPLOYMENT AGREEMENT is entered into as of the 11th day of May, 1992 by and between Ram Banin (the "EMPLOYEE") and Teknekron Communications Systems, Inc. (the "EMPLOYER").

1. EMPLOYMENT. EMPLOYER employs EMPLOYEE, and EMPLOYEE accepts employment with EMPLOYER, on the terms and conditions set forth in the Agreement.

2. TERMS OF EMPLOYMENT. The employment relationship between EMPLOYEE and EMPLOYER may be terminated as follows:

     (a) During the first (90) days of employment, either party may terminate without prior notice and for any reason whatsoever, or for no reason and without cause; or

     (b) After the first ninety (90) days of employment, either party may terminate for any reason whatsoever, or for no reason and without cause, upon the giving of (i) two weeks' written notice to the other party or (ii) pay equal two (2) weeks of EMPLOYEE's salary in lieu of such notice; or

     (c) At any time, EMPLOYER may terminate EMPLOYEE without prior notice if EMPLOYEE materially fails to perform any obligation or duty owed to EMPLOYER.

3. DUTIES. EMPLOYEE shall perform such tasks and duties as may be assigned by EMPLOYER, from time to time. At all times EMPLOYEE shall follow all of EMPLOYER's legal instructions and directions and shall abide by all of EMPLOYER's rules and procedures in force from time to time while employed. EMPLOYEE shall devote his full time, attention, skill and efforts to the tasks and duties assigned by EMPLOYER. Without the prior written consent of EMPLOYER, EMPLOYEE shall not provide services, for compensation, to any other person or business entity while employed by EMPLOYER.

     EMPLOYEE understands and acknowledges that EMPLOYER has a policy not to engage directly or indirectly, deliberately or inadvertently, in any recruitment or employment policies that cause the EMPLOYEE to violate any contract commitment such EMPLOYEE may have with a prior EMPLOYER or other third party. By accepting employment, EMPLOYEE certifies that no such conflict exists and that any questions regarding a potential conflict have been fully disclosed in writing to EMPLOYER.

4. COMPENSATION. As compensation for all services to be rendered by EMPLOYEE to EMPLOYER, EMPLOYEE shall be paid a salary at the annual rate of $165,000.00. Said salary shall be payable in accordance with EMPLOYER's standard procedures. EMPLOYER shall withhold from any amounts payable as compensation all federal state, municipal or other taxes as are required by any law, regulation or ruling.

     (a) EMPLOYEE understands and agrees that EMPLOYEE's salary may be adjusted by EMPLOYER prospectively, and at its sole discretion from time to time, without affecting the remaining terms of this Agreement.

     (b) EMPLOYEE understands and agrees that any other compensation that may be paid to EMPLOYEE for services rendered, or to be rendered, (whether by way of an incentive payment, opportunity to acquire stock or any other form of additional compensation) shall rest in the sole discretion of EMPLOYER.

5. PROPERTY RIGHTS; DUTY TO DISCLOSE. EMPLOYEE hereby acknowledges and agrees to be bound by the provisions of the EMPLOYER's "Non-Disclosure/Assignment Agreement" attached hereto as Exhibit A and made a part hereof by this reference as though set forth in full herein. The provisions of Exhibit A shall survive any termination of this Agreement.

6. NONSOLICITATION OF EMPLOYEES. EMPLOYEE specifically agrees that during the term of this Agreement and for a period of one (1) year thereafter, EMPLOYEE shall not, directly or indirectly, either for himself or for any other person, firm, corporation or other legal entity, solicit any then employee of EMPLOYER to leave the employment of EMPLOYER.

7. NO ASSIGNMENT. This Agreement may not be assigned by EMPLOYEE without the written consent of EMPLOYER. This Agreement shall be binding on the heirs, executors, administrators, personal representatives, successors and assigns of EMPLOYEE and EMPLOYER.

8. GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with and subject to the laws of the State where the EMPLOYEE was principally rendering services for EMPLOYER.

9. NOTICES. All notices or other communications provided for or by this Agreement shall be made in writing and shall be deemed properly delivered when (i) delivered personally or (ii) by the mailing of such notice by registered or certified mail, postage prepaid, to the parties at the addresses set forth on the signature page of this Agreement (or to such other address as one party designates to the other in writing).

10. ENTIRE AGREEMENT AND WAIVER. This Agreement is the entire agreement between the parties relating to EMPLOYEE's employment. It supersedes all prior agreements, arrangements, negotiations and understandings related thereto. No waiver of any term, provision or condition of this Agreement shall be deemed to be, or shall constitute, a waiver of any other term, provision of condition herein, whether or not similar. No such waiver shall be binding unless in writing and signed by the waiving party.

11. AMENDMENTS. No supplement, modification or amendment of any term, provision or condition of this Agreement shall be binding or enforceable unless evidenced in writing executed by the parties hereto.

12. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

13. REFORMATION/SERVERABILITY. In any provision of this Agreement is declared invalid by any tribunal, then such provision shall be deemed automatically adjusted to the minimum extent necessary to conform to the requirements for validity as declared at such time and, as so adjusted, shall be deemed a provision of this Agreement as though originally included herein. In the event that the provision invalidated is of such a nature that it cannot be so adjusted, the provision shall be deemed deleted from this Agreement as though such provision had never been included herein. In either case, the remaining provisions of this Agreement shall remain in effect.

After carefully reading and considering the foregoing provisions and Exhibit A, EMPLOYEE has voluntarily signed this Agreement on as of the date first above written.

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COMPANY:                                   EMPLOYEE:
--------------------------------------------------------------------------------

Teknekron Communications Systems, Inc.     /s/Ram A. Banin
---------------------------------------    -------------------------------------
Name of Company                            EMPLOYEE Signature

2121 Allston Way
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Address                                    Address

Berkeley, CA  94704
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City, State                                City, State


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                                           Telephone


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                                           Social Security #

                                           5/7/92
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                                           Date